      As filed with the Securities and Exchange Commission on June 10, 1996
                                                     Registration No. 333-_____

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                 ----------------------------------------------
                              VERILINK CORPORATION
             (Exact name of Registrant as specified in its charter)
                 ----------------------------------------------

           DELAWARE                                             94-2857548
 (State of Other Jurisdiction                                (I.R.S. Employer
of Incorporation of Organization)                           Identification No.)

                                145 BAYTECH DRIVE
                           SAN JOSE, CALIFORNIA 95134
                    (Address of Principal Executive Offices)
                 AMENDED AND RESTATED 1993 STOCK OPTION PLAN AND
                        1996 EMPLOYEE STOCK PURCHASE PLAN
                              (Full Title of Plans)

                 ----------------------------------------------

                                TIMOTHY G. CONLEY
                             VICE PRESIDENT, FINANCE
                              VERILINK CORPORATION
                                145 BAYTECH DRIVE
                           SAN JOSE, CALIFORNIA 95134
                     (Name and Address of Agent for Service)

                                 (408) 945-1199
          (Telephone Number, Including Area Code, of Agent For Service)

                                    Copy to:

                             STEPHEN M. TENNIS, ESQ.
                            JAMES M. MEENAGHAN, ESQ.
                             MORRISON & FOERSTER LLP
                               755 PAGE MILL ROAD
                        PALO ALTO, CALIFORNIA 94304-1018
                                 (415) 813-5600

               --------------------------------------------------

                                          CALCULATION OF REGISTRATION FEE
==================================================================================================================================
                                                                                      Proposed                  Proposed
                                    Amount                  Maximum                   Maximum                  Amount of
Title of Securities                  to be               Offering Price          Aggregate Offering           Registration
to be Registered                  Registered              Per Share(1)                Price(1)                    Fee
- ----------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01
par value per share                2,325,356                 $14.00                 $32,554,984                 $11,226
==================================================================================================================================

(1)      Estimated solely for the purpose of calculating the registration fee.

         In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

===============================================================================

                              Page 1 of 11 pages.
                  The Index to Exhibits appears on page II-7.

                                     PART I

                           INFORMATION REQUIRED IN THE
                            SECTION 10(a) PROSPECTUS


         The documents containing the information specified in Part I of Form S-8 (plan information and registrant information and employee plan annual information) will be sent or given to employees as specified by Securities and Exchange Commission Rule 428(b)(1). Such documents need not be filed with the Securities and Exchange Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Form S-8 (Part II hereof), taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933.


                               Page 2 of 11 Pages

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by Verilink Corporation (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference herein:

         (a) The Registrant's Prospectus filed pursuant to Rule 424(b) of the Securities Act and included in the Registration Statement on Form S-1 (the "Registration Statement") as declared effective on June 10, 1996 (No. 333-4010), which includes audited financial statements for the Registrant's latest fiscal year.

         (b) All other reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") since the end of the fiscal year covered by the audited financial statements described in (a) above.

         (c) The description of the Registrant's Common Stock which is contained in its Registration Statement on Form 8-A dated June 7, 1996 filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

         All documents filed by the Registrant with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

                               Page 3 of 11 Pages

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Company's Certificate of Incorporation eliminates to the fullest extent permissible under the General Corporation Law of the State of Delaware the liability of directors to the Company and its stockholders for monetary damages for breach of fiduciary duty as a director. This provision does not eliminate liability: (a) for any breach of a director's duty of loyalty to the Company or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (c) in connection with payment of any illegal dividend or illegal stock repurchase; or
(d) for any transaction from which the director derives an improper personal benefit. In addition, these provisions do not apply to equitable remedies such as injunctive relief.

         The Bylaws of the Company provide that indemnification of directors and officers must be provided to the fullest extent permitted under Delaware law and the Company's Certificate of Incorporation.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

                               Page 4 of 11 Pages

ITEM 8. EXHIBITS.

    4.1 Form of Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (Commission File No. 333-4010) which became effective on June 10, 1996 (the "Registration Statement on Form S- 1")).

    4.2 Form of Registrant's Amended and Restated Bylaws, and amendment thereto (incorporated by reference to Exhibit 3.4 to the Registration Statement on Form S-1).

    5.1  Opinion of Morrison & Foerster LLP

   23.1  Consent of Morrison & Foerster LLP (contained in Exhibit 5.1)

   23.2  Consent of Price Waterhouse LLP

   24.1  Power of Attorney (See page II-5)

ITEM 9. UNDERTAKINGS.

                           (a) The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i) To include any prospectus required by Section
10(a)(3) of the Securities Act;

                           (ii) To reflect in the prospectus any facts or events
arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                           (iii) To include any material information with
respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the Registration Statement.

                               Page 5 of 11 Pages

         Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if this Registration Statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred by a director, officer or controlling person of the Registrant in the successful defense or any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                               Page 6 of 11 Pages

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, Verilink Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on June 10, 1996.


                                       VERILINK CORPORATION

                                       By:  /s/ DANNELLE M. EMMETT
                                            -------------------------------
                                            Dannelle M. Emmett, Secretary



                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints Leigh S. Belden, Timothy G. Conley, Steven C. Taylor, Howard Oringer and Dannelle M. Emmett, and each of them, as attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendment to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                        Title                         Date
         ---------                        -----                         ----
/s/ LEIGH S. BELDEN             President, Chief Executive          June 10, 1996
- -----------------------------   Officer and Director
Leigh S. Belden                 (Principal Executive Officer)



/s/ TIMOTHY G. CONLEY           Vice President, Finance and         June 10, 1996
- -----------------------------   Chief Financial Officer
Timothy G. Conley               (Principal Financial and
                                Accounting Officer)


                               Page 7 of 11 Pages

/s/ HOWARD ORINGER              Director                            June 10, 1996
- -----------------------------
Howard Oringer



/s/ STEVEN C. TAYLOR            Director                            June 10, 1996
- -----------------------------
Steven C. Taylor


                                Director                            June   , 1996
- -----------------------------
David L. Lyon

                               Page 8 of 11 Pages

EXHIBIT INDEX


EXHIBIT                                                                             SEQUENTIAL
NUMBER                              DESCRIPTION                                      PAGE NO.
- -------                             -----------                                     ----------
4.1      Form of Amended and Restated Certificate of Incorporation of the
         Registrant (incorporated by reference to Exhibit 3.2 to the
         Registrants' Registration Statement on Form S-1 (Commission File No.
         333-4010) which became effective on June , 1996 (the "Registration
         Statement on Form S- 1")).

4.2 Form of Registrant's Amended and Restated Bylaws (incorporated by reference to Exhibit 3.4 to the Registration Statement on Form S-1).

5.1      Opinion of Morrison & Foerster LLP                                             10

23.1     Consent of Morrison & Foerster LLP (contained in Exhibit 5.1)                  10

23.2     Consent of Price Waterhouse LLP                                                11

24.1     Power of Attorney (See pages II-5 and II-6)                                   7-8


                               Page 9 of 11 Pages